                                                                  EXHIBIT 10.8.2

                              TERMINATION AGREEMENT
                                     (MILLS)

         The undersigned (the "Employee"), in consideration of the payment of one (1) year's Base Salary, does hereby agree to the termination of his Employment Agreement dated August 10, 2000 with Heritage Holdings, Inc., as assigned to U.S. Propane, L.P. effective as of the closing of the Contribution Agreement dated November 6, 2003 between LaGrange Energy L.P. and each of Heritage Propane Partners, L.P. and Heritage Operating, L.P.

         This Agreement may be executed in one or more counterparts and by original or facsimile signatures delivered by the parties to the other, each of which shall be deemed an original, but all of which constitute one and the same document.

         The parties hereto agree that the Employee shall continue as an at will employee.

         Dated January 20, 2004.


                                      U. S. PROPANE, L.P.

                                      By U.S. Propane, L.L.C., General Partner

                                      By:______________________________________
                                      Its:           President
                                      __________________________________________
                                      R.C. Mills
                                                                   "Employee"